UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

DynCorp International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001–32869	01–0824791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Fairview Park Drive, Suite 700, Falls Church, Virginia		22042
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (571) 722–0210

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01	Other Events

On May 27, 2010, DynCorp International Inc. (the “Company”) received notice from the United States Department of Justice that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), has been granted effective immediately. The termination has the effect of ending the HSR Act waiting period relating to the proposed merger (the “Merger”) contemplated by that certain Agreement and Plan of Merger, dated as of April 11, 2010 (the “Merger Agreement”), by and among the Company, Delta Tucker Holdings, Inc. (“Parent”) and Delta Tucker Sub, Inc. (“Merger Sub”). Each of Parent and Merger Sub is an entity controlled by certain funds and/or accounts affiliated with Cerberus Capital Management L.P. Pursuant to the Merger Agreement, as of the effective time of the Merger, the Company will become a wholly-owned subsidiary of Parent. The Merger Agreement was previously disclosed by the Company in a Current Report on Form 8–K filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2010, and is discussed in detail in the Company’s definitive proxy statement concerning the Merger filed with the SEC on May 17, 2010.

Additional Information and Where To Find It

In connection with the Merger and required stockholder approval, the Company filed a definitive proxy statement with the SEC on May 17, 2010, and has commenced mailing of proxy materials to stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MERGER AND THE COMPANY. Investors and security holders may obtain free copies of the definitive proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a request to: DynCorp International Inc., Attn: Corporate Secretary, 3190 Fairview Park Drive, Suite 700, Falls Church, Virginia, 22042.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their respective ownership of the Company’s common stock is set forth in the definitive proxy statement, which was filed with the SEC on May 17, 2010. Investors and security holders may obtain more detailed information regarding the interests of the Company and its directors and executive officers in the Merger by reading the definitive proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International Inc.

Date: May 28, 2010	/S/ WILLIAM L. BALLHAUS
	Name:	William L. Ballhaus
	Title:	President and Chief Executive Officer